EXHIBIT 10-12

                                                                                                                                                EXECUTION COPY

PASS THROUGH TRUST AGREEMENT

Dated as of June 26, 2007

among

FIRSTENERGY GENERATION CORP.,
as Lessee,

FIRSTENERGY SOLUTIONS CORP.,
as Guarantor

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
not in its individual capacity, but solely
as Pass Through Trustee

Bruce Mansfield Unit 1 2007 Pass Through Trust

Pass Through Certificates

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PASS THROUGH TRUST AGREEMENT

                                This PASS THROUGH TRUST AGREEMENT, dated as of June 26, 2007 (this “Pass Through Trust Agreement” or “Agreement”), with respect to the formation of the Bruce Mansfield Unit 1 2007 Pass Through Trust (the “Pass Through Trust”), among FirstEnergy Generation Corp., an Ohio corporation (the “Lessee”), and FirstEnergy Solutions Corp., an Ohio corporation (the “Guarantor”), and The Bank of New York Trust Company, N.A., a national banking association, as Pass Through Trustee hereunder (the “Pass Through Trustee”).

W I T N E S S E T H :

                                WHEREAS, the Lessee, the Pass Through Trustee, each of six Owner Participants and certain other parties named therein have entered into six separate Participation Agreements listed on Schedule I hereto (the “Participation Agreements”), pursuant to each of which the Lessee has agreed to (a) sell an Undivided Interest (referred to together with the other Undivided Interests, as the “Undivided Interests”) described therein to the related Owner Lessor (referred to together with the other five Owner Lessors, as the “Owner Lessors”), and (b) lease such Undivided Interest from such Owner Lessor;

                                WHEREAS, the Lessee will consummate the sale to and lease from the Owner Lessors of the Undivided Interests on the Closing Date;

                                WHEREAS, on the Closing Date, the Guarantor will enter into six separate guaranty agreements each guaranteeing all of the Lessee’s obligations under the Operative Documents relating to a particular Participation Agreement;

                                WHEREAS, on the Closing Date, each Owner Lessor will enter into an Indenture in accordance with the related Participation Agreement, and issue, on a non-recourse basis, a Lessor Note thereunder to finance a portion of the purchase price for the related Undivided Interest;

                                WHEREAS, pursuant to the terms and conditions of this Pass Through Trust Agreement, the Pass Through Trust will purchase the Lessor Notes issued by the Owner Lessors on the Closing Date and will hold the Lessor Notes in trust for the benefit of the Certificateholders;

                                WHEREAS, the Pass Through Trustee, upon the execution and delivery of this Pass Through Trust Agreement, hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the Initial Certificate Purchasers, as the grantors of the Pass Through Trust and by their respective acceptances of the Certificates, join in the creation of this Pass Through Trust with the Pass Through Trustee;

                                WHEREAS, to facilitate the sale of the Lessor Notes to, and the purchase of the Lessor Notes by, the Pass Through Trust, the Lessee and the Guarantor are undertaking to perform certain administrative and ministerial duties hereunder and also are undertaking to pay the fees and expenses of the Pass Through Trustee;

                                WHEREAS, the Pass Through Trustee, the Lessee and the Guarantor will enter into a registration rights agreement to be dated on or as of the Closing Date (the “Registration Rights Agreement”) with Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers of the Certificates pursuant to which the Certificates that are issued and sold without registration (the “Private Certificates”) under the Securities Act may be exchanged for Certificates that will be registered under a registration statement filed under the Securities Act (the “Exchange Registration Statement”) and that will otherwise have substantially the same terms as the Private Certificates except for certain restrictions on transfers and restrictive legends (the “Exchange Certificates”), or, failing such exchange, the Pass Through Trustee, the Lessee and the Guarantor have agreed to file a shelf registration statement for the resale of the Private Certificates (the “Shelf Registration Statement”);

                                WHEREAS, the Private Certificates will be offered and sold by the Trust in reliance on an exemption from registration under the Securities Act, the Private Certificates will be exchanged for Exchange Certificates only pursuant to an effective registration statement under the Securities Act and otherwise in accordance with the Registration Rights Agreement and this Pass Through Trust Agreement; and

                                NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                 DEFINITIONS

                Section 1.1              Definitions.

                                (a)   Unless the context hereof otherwise requires, capitalized terms used in this Pass Through Trust Agreement, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the applicable Participation Agreement. The general provisions of Appendix A to such Participation Agreement shall apply to this Pass Through Trust Agreement, including the terms specifically defined herein.

                                (b)   As used in this Pass Through Trust Agreement, the following terms shall have the respective meanings assigned thereto as follows:

“Act”, when used with respect to any Holder, shall have the meaning specified in Section 1.3(a).

“Authorized Agent” shall mean any Paying Agent or Registrar.

“Book-Entry Certificate” shall mean a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.9.

“Certificate” shall mean any one of the certificates representing either Private Certificates or Exchange Certificates executed and authenticated by the Pass Through Trustee substantially in the form of Exhibit A hereto.

“Certificate Account” shall mean that account or those accounts created and maintained pursuant to Section 4.1(a).

“Certificate Owner” shall mean the Person for whom a Clearing Agency Participant acts.

“Certificate Owner Request” shall mean a request to the Pass Through Trustee to receive certain information, which request certifies that the Person making the request is a Certificateholder or Certificate Owner. Any Certificateholder or Certificate Owner making a Certificate Owner Request may specify its election to receive such information from the Pass Through Trustee on an ongoing basis.

“Certificateholder” or “Holder” shall mean the Person in whose name a Certificate is registered in the Register, except that, when used in Section 3.9, such term means the Certificate Owners.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” shall have the meaning specified in Section 3.9(d).

“Consideration” shall have the meaning specified in Section 2.1(a).

“Corporate Trust Office” shall mean, with respect to the Pass Through Trustee and any successor thereto, the office of such Person in the city in which at any particular time its corporate trust business shall be administered.

“Default” shall mean any event that is, or after notice or lapse of time or both would become, an Event of Default.

“Definitive Certificates” shall have the meaning specified in Section 3.9(a).

“Direction” shall have the meaning specified in Section 1.3(c).

“Distribution Date” shall mean, with respect to distributions of Scheduled Payments, each June 1 and December 1, until payment of all the Scheduled Payments to be made under the Lessor Notes have been made, commencing on December 1, 2007.

“Euroclear” shall have the meaning specified in Section 3.9(d).

“Event of Default” shall have the meaning specified in Section 5.1(a).

“Fractional Undivided Interest” shall mean the fractional undivided interest in the Pass Through Trust that is evidenced by a Certificate.

“Holder” shall have the meaning set forth in the definition of “Certificateholder”.

“Institutional Accredited Investor” shall mean an institutional “accredited investor”, as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

“Letter of Representations” shall mean the blanket letter of representations to be executed by and between the Pass Through Trustee and the initial Clearing Agency.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel, who may be counsel designated by the Lessee, the Guarantor or the applicable Owner Lessor, whether or not such counsel is an employee of any of them, and who shall be acceptable to the Pass Through Trustee in its reasonable discretion.

“Outstanding” shall mean, when used with respect to Certificates, as of the date of determination, and subject to Section 1.3(c), all Certificates theretofore authenticated and delivered under this Pass Through Trust Agreement, except:

(i) Certificates theretofore canceled by the Registrar or delivered to the Pass Through Trustee or the Registrar for cancellation;

(ii) Certificates for which money in the full amount thereof has been theretofore deposited with the Pass Through Trustee or any Paying Agent in trust for the holders of such Certificates as provided in Section 4.1 pending distribution of such money to the Certificateholders pursuant to the final distribution payment to be made pursuant to Section 10; and

(iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Pass Through Trust Agreement.

“Paying Agent” shall mean the paying agent maintained and appointed pursuant to Section 6.11.

“Permanent Regulation S Global Certificate” shall have the meaning specified in Section 3.9(d).

“Permitted Government Investment” shall mean the obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, maturing in not more than 60 days or such lesser time as is necessary for payment of any Special Payments on a Special Distribution Date.

“Record Date” shall mean (i) for Scheduled Payments to be distributed on any Distribution Date, other than the final distribution, the day (whether or not a Business Day) which is fifteen days preceding such Distribution Date, and (ii) for Special Payments to be distributed on any Special Distribution Date, other than the final distribution, the day (whether or not a Business Day) which is fifteen days preceding such Special Distribution Date.

“Register” and “Registrar” shall mean the register maintained and the registrar appointed pursuant to Sections 3.4 and 6.12.

“Regulation S Global Certificate” shall have the meaning specified in Section 3.9(d).

“Request” shall mean a request by the Lessee, an Owner Lessor, or any Indenture Trustee setting forth the subject matter of the request.

“Restricted Certificate” shall have the meaning specified in Section 3.1(c).

“Restricted Global Certificate” shall have the meaning specified in Section 3.9(e).

“SEC” shall mean the Securities and Exchange Commission.

“Scheduled Payment” shall mean, with respect to a Distribution Date, any payment (other than a Special Payment) of principal and interest on a Lessor Note, due from the applicable Owner Lessor, which payment represents the payment of a regularly scheduled installment of principal then due on such Lessor Note or the payment of regularly scheduled interest accrued on such Lessor Note.

“Special Distribution Date” shall mean (i) with respect to the prepayment of a Lessor Note, the day on which such prepayment is scheduled to occur pursuant to the terms of the applicable Indenture, and (ii) with respect to any Special Payment relating to a Lessor Note other than as described in clause (i) of the definition of Special Payment, the earliest second day of a month for which it is practicable for the Pass Through Trustee to give notice pursuant to Section 4.2(c).

“Special Payment” shall mean (i) any payment of principal, Make Whole Premium, if any, and interest on a Lessor Note resulting from the prepayment or redemption of such Lessor Note pursuant to the applicable provisions of the applicable Indenture, (ii) any payment of principal and interest (including any interest accruing upon default) on, or any other amount in respect of, such Lessor Note upon an Indenture Event of Default in respect thereof or upon the exercise of remedies under the Indenture relating to such Lessor Note, (iii) any Special Payment referred to in clause (i) of this definition or any Scheduled Payment which is not in fact paid within five days of the Special Distribution Date or Distribution Date applicable thereto, or (iv) any proceeds from the sale of any Lessor Note by the Pass Through Trustee pursuant to Section 5.

“Special Payments Account” shall mean the account or accounts created and maintained pursuant to Section 4.1(b).

“Temporary Regulation S Global Certificate” shall have the meaning specified in Section 3.9(d).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended.

“Trust Property” shall mean the Lessor Notes held as the property of the Pass Through Trust created hereby and all monies at any time paid thereon and all monies due and to become due thereunder, funds from time to time deposited in the Certificate Account and the Special Payments Account and any proceeds from the sale by the Pass Through Trustee pursuant to Section 5 of any Lessor Note.

            Sectiob 1.2.          Form of Documents Delivered to Pass Through Trustee.

                                (a)   In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

                                (b)   Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                                (c)   Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Pass Through Trust Agreement, they may, but need not, be consolidated and form one instrument.

            Section 1.3.          Acts of Holders.

                                (a)    Any request, demand, authorization, direction, consent, waiver or other action provided by this Pass Through Trust Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Pass Through Trustee and, where it is hereby expressly required, to the Lessee, the applicable Owner Lessor or the applicable Indenture Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Pass Through Trust Agreement and (subject to Section 6.1) conclusive in favor of the Pass Through Trustee, the Lessee, the applicable Owner Lessor and the applicable Indenture Trustee, if made in the manner provided in this Section.

                                (b)   The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Pass Through Trustee deems sufficient.

                                (c)   In determining whether the Holders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any request, demand, authorization, direction, consent or waiver (a “Direction”), under this Pass Through Trust Agreement, Certificates owned by the Lessee, the Guarantor, an Owner Lessor, an Owner Participant or any Affiliate of any such Person, whether as Certificateholder or Certificate Owner, shall be disregarded and deemed not to be Outstanding under this Pass Through Trust Agreement for purposes of any such determination. In determining whether the Pass Through Trustee shall be protected in relying upon any such Direction, only Certificates that the Pass Through Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Pass Through Trustee the pledgee’s right so to act with respect to such Certificates and that the pledgee is not the Lessee, the Guarantor, an Owner Lessor, an Owner Participant or an Affiliate of any such Person.

                                (d)    Any Act by the Holder of any Certificate shall bind every future Holder of such Certificate and the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such Act is made upon such Certificate.

                                (e)    Except as otherwise provided in Section 1.3(c), Certificates owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Pass Through Trust Agreement, without preference, priority or distinction as among all of the Certificates.

            Section 1.4.          Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required or deemed under such Act to be a part of and govern this Pass Through Trust Agreement, such required or deemed provision shall, so long as the Certificates shall be subject to the Trust Indenture Act, control. If any provision of this Pass Through Trust Agreement modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Pass Through Trust Agreement as so modified or to be excluded, as the case may be.

SECTION 2.                 ISSUANCE OF CERTIFICATES; ACQUISITION OF LESSOR NOTES; POWERS OF TRUST

            Section 2.1.          Original Issuance of Private Certificates. The Pass Through Trustee, at or promptly following the execution and delivery of this Pass Through Trust Agreement, also shall execute and deliver the Participation Agreements, in the form delivered to the Pass Through Trustee on or prior to the date of the execution and delivery hereof. Upon delivery of an authentication order by the Lessee and the satisfaction of the closing conditions with respect to the Lessor Notes in Section 4 of the Participation Agreements, the Pass Through Trustee shall execute, deliver and authenticate, on behalf of the Pass Through Trust, Private Certificates equaling in the aggregate the total principal amount of the Lessor Notes deposited into the Pass Through Trust on the Closing Date. The Private Certificates so executed, delivered and authenticated on the Closing Date shall evidence the entire ownership of the Pass Through Trust. The Pass Through Trust shall issue such Private Certificates on the Closing Date, in authorized denominations and in such Fractional Undivided Interests, so as to result in the receipt of consideration (the “Consideration”) in an amount equal to the principal amount of such Lessor Notes referred to in the second preceding sentence. The Pass Through Trust shall purchase Lessor Notes on the Closing Date at a purchase price equal to the amount of the Consideration so received. Except as provided in Sections 3.4 and 3.5, the Pass Through Trustee shall not execute or deliver Private Certificates in excess of the aggregate amount specified in this paragraph.

            Section 2.2.          Acceptance of Lessor Notes by Pass Through Trustee. The Pass Through Trustee, upon the execution and delivery of this Pass Through Trust Agreement, acknowledges on behalf of the Pass Through Trust its acceptance of all right, title, and interest in and to the Lessor Notes to be acquired on the Closing Date pursuant to Section 2.1 and declares that the Pass Through Trustee will hold such right, title, and interest, together with all other property constituting the Trust Property, for the benefit of all present and future Certificateholders, upon the trusts herein set forth. By its payment for and acceptance of each Certificate issued to it hereunder, each Initial Certificate Purchaser as grantor of the Pass Through Trust thereby joins in the creation and declaration of the Pass Through Trust. The Pass Through Trustee shall be under no duty or obligation to inspect, review or examine the Lessor Notes to determine that they are genuine, valid, binding, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

            Section 2.3.          Limitation of Powers. The Pass Through Trust is constituted solely for the purpose of making the investment in the Lessor Notes and for that purpose, issuing the Private Certificates and the Exchange Certificates, and, except as set forth herein, the Pass Through Trustee is not authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Pass Through Trustee is not authorized or empowered to do anything that would cause the Pass Through Trust to fail to qualify as a pass through entity for Federal income tax purposes (including, as subject to this restriction, acquiring any Undivided Interest or any portion thereof by bidding a Lessor Note or otherwise, or taking any action with respect to any Undivided Interest or any portion thereof once acquired).

            Section 2.4.          Issuance of Exchange Certificates. The Private Certificates and the Exchange Certificates will constitute a single series of certificates under this Pass Through Trust Agreement. Exchange Certificates shall be authenticated and delivered by the Pass Through

Trustee at one time or from time to time upon the authentication order or orders of the Lessee in principal amounts equal to the principal amounts of the Private Certificates surrendered in exchange therefor. Exchange Certificates shall be issued in substantially the form attached hereto as Exhibit A omitting, however, both the Restricted Certificate Legend and the Registration Rights Legend as each such legend is identified on said Exhibit A.

            Section 2.5.          Maximum Undivided Interest. The aggregate Fractional Undivided Interest of Certificates shall not at any time exceed $1.2 billion. Private Certificates surrendered in exchange for Exchange Certificates pursuant to Section 2.4 shall not be included in calculating such aggregate Fractional Undivided Interest of Certificates.

SECTION 3.                 THE CERTIFICATES

            Section 3.1.          Form, Denomination and Execution of Certificates.

                                (a)   The Certificates shall be issued in registered form without coupons and shall be substantially in the form attached hereto as Exhibit A, with such omissions, substitutions, variations and insertions as are permitted by this Pass Through Trust Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements printed, lithographed or engraved thereon, as may be required to comply with the rules of any securities exchange on which such Certificates may be listed or to conform to any usage in respect thereof, or as may, consistently herewith, be prescribed by the Pass Through Trustee or by the officer executing such Certificates, such determination by said officer to be evidenced by such officer signing the Certificates.

                                (b)   Except as provided in Section 3.9, definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officer executing such Certificates, as evidenced by such officer’s execution of such Certificates.

                                (c)   During the period beginning on the Closing Date and ending on the expiration of the applicable holding period in Rule 144(k) of the Securities Act, all Private Certificates issued on the Closing Date, and all Private Certificates issued upon registration of transfer of, or in exchange (except pursuant to an effective registration statement consistent with the process described under Section 2.4) for, such Private Certificates, shall be “Restricted Certificates” and shall be subject to the restrictions on transfer provided in the Restricted Certificate Legend set forth on the face of the form of certificate in Exhibit A; provided, however, that the term “Restricted Certificates” shall not include Certificates as to which such restrictions on transfer have been terminated in accordance with Section 3.4(b). All Restricted Certificates shall bear the Restricted Certificate Legend set forth on the face of the Certificate in Exhibit A. Certificates that are not Restricted Certificates shall not bear such legend.

                                (d)   All Private Certificates issued on the Closing Date, and all Private Certificates issued upon registration of transfer of, or in exchange for, such Private Certificates, shall bear the legend captioned “ERISA Legend” set forth on the face of the form of certificate in Exhibit A and be subject to the restriction on transfer described therein.

                                (e)   The Certificates shall be issued in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof.

                                (f)    The Certificates shall be executed on behalf of the Pass Through Trust by manual or facsimile signature of a Responsible Officer of the Pass Through Trustee. Certificates bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Pass Through Trustee shall be valid and binding obligations of the Pass Through Trust, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Pass Through Trust Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit B hereto executed by the Pass Through Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Section 3.2.          Authentication of Certificates. Upon delivery of an authentication order by the Lessee, the Pass Through Trustee shall cause to be delivered Certificates duly authenticated by the Pass Through Trustee, in authorized denominations equaling in the aggregate the aggregate principal amount set forth in the authentication orders evidencing the entire ownership of the Pass Through Trust.

                                Any authentication order delivered by the Lessee hereunder shall be signed by one of its authorized signatories and shall specify the amount and maturity of the Certificates to be authenticated and the date on which the original issue of Certificates is to be authenticated. The Pass Through Trustee may appoint an authenticating agent to authenticate the Certificates. Unless limited by the terms of such appointment, an authenticating agent may authenticate the Certificates whenever the Pass Through Trustee may do so. Each reference in this Pass Through Trust Agreement to authentication by the Pass Through Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

            Section 3.3.          Temporary Certificates. Pending the preparation of definitive Certificates, the Pass Through Trustee may execute, authenticate and deliver temporary Certificates which are printed, lithographed, typewritten, or otherwise produced, in any denomination, containing substantially the same terms and provisions as set forth in Exhibit A, except for such appropriate insertions, omissions, substitutions and other variations relating to their temporary nature as the officer executing such temporary Certificates may determine, as evidenced by such officer’s execution of such temporary Certificates.

                                If temporary Certificates are issued, the Lessee will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office of the Pass Through Trustee, or at the office or agency of the Pass Through Trustee maintained in accordance with Section 6.12, without charge to the Holder. Upon surrender for cancellation of any one or more temporary

Certificates, the Pass Through Trustee shall execute, authenticate and deliver in exchange therefor definitive Certificates of authorized denominations of a like aggregate Fractional Undivided Interest. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits under this Pass Through Trust Agreement as definitive Certificates.

            Section 3.4.          Registration of Transfer and Exchange of Certificates.

                                (a)   The Pass Through Trustee shall cause to be kept, at the office or agency to be maintained by it in accordance with the provisions of Section 6.12, a register (the “Register”) in which, subject to the provisions of this Section 3.4 and the Certificates, the Pass Through Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Pass Through Trustee shall initially be the registrar (the “Registrar”) for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. Ownership of the Certificates, and the right to the principal of and stated interest on the Lessor Notes, shall be recorded, and may be transferred only by recordation of any such transfer, by the Registrar on the Register. The Registrar shall not be required to register the transfer or exchange of any Certificate during the 10 days preceding the due date of any payment on such Certificate.

                                (b)           Every Restricted Certificate and any interest therein shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Restricted Certificate pursuant to Section 3.1(c), and the Holder of each Restricted Certificate and any Certificate Owner in respect thereof, by its acquisition or acceptance thereof or of an interest therein, agrees to be bound by such restrictions on transfer. Whenever any Restricted Certificate is presented or surrendered for registration of transfer or for exchange for a Certificate registered in a name other than that of the Holder, such Restricted Certificate must be accompanied by a certificate in substantially the form set forth in Exhibit C hereto, dated the date of such surrender and signed by the Holder of such Restricted Certificate, or such Holder’s attorney duly authorized in writing, as to compliance with such restrictions on transfer. Neither the Pass Through Trustee nor any Registrar shall be required to accept for such registration of transfer or exchange any Restricted Certificate not so accompanied by a properly completed certificate. Notwithstanding the preceding two sentences, a properly completed certificate shall not be required in connection with any transfer of any Restricted Certificate through the facilities of DTC or any other United States securities clearance and settlement organization; provided, that such transfer does not require a change in the name (other than to another nominee of DTC or such other securities clearance and settlement organization) in which such Restricted Certificate is then registered.

                Whenever any Restricted Certificate is proposed to be transferred by a Holder to an Institutional Accredited Investor, the Pass Through Trustee shall have received from such Institutional Accredited Investor, prior to such transfer, (i) a duly executed transfer certificate substantially in the form of Exhibit C and (ii) a signed letter substantially in the form of Exhibit D relating to certain representations and agreements regarding restrictions on transfer of such Restricted Certificate. In addition, if requested by the Lessee or the Pass Through Trustee, the Institutional Accredited Investor must, prior to such transfer, furnish to the Registrar an Opinion of Counsel in form and substance satisfactory to the Lessee and the Pass Through

Trustee to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                The restrictions imposed by Section 3.1(c) and this Section 3.4(b) upon the transferability of any particular Restricted Certificate shall cease and terminate if and when such Restricted Certificate has been transferred pursuant to Rule 144 under the Securities Act, unless the Holder thereof is an affiliate of the Lessee within the meaning of Rule 144. Any Restricted Certificate as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Certificate for exchange to the Pass Through Trustee or any Registrar in accordance with the provisions of this Section 3.4 (accompanied by an Opinion of Counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Lessee, addressed to the Lessee and the Pass Through Trustee and in form and substance satisfactory to the Lessee, to the effect that the transfer of such Restricted Certificate has been made in compliance with Rule 144), be exchanged for a new Certificate, of authorized denominations of a like aggregate Fractional Undivided Interest, which shall not bear the restrictive legend required by Section 3.1(c). The Pass Through Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned Opinion of Counsel.

                                (c)   Every Private Certificate and any interest therein shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Private Certificate pursuant to Section 3.1(d), and the Holder of each Private Certificate and any Private Certificate Owner in respect thereof, by its acquisition or acceptance thereof or of an interest therein, agrees to be bound by such restrictions on transfer.

                                (d)   Upon surrender for registration of transfer of any Certificate that is not a Restricted Certificate at the Corporate Trust Office or such other office or agency, the Pass Through Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates, in authorized denominations of a like aggregate Fractional Undivided Interest.

                                (e)   At the option of a Certificateholder, Certificates may be exchanged for other Certificates, in authorized denominations and of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, that a Restricted Certificate may only be exchanged for another Restricted Certificate, until such restrictions on such Restricted Certificate shall cease and terminate in accordance with the terms of Section 3.4(b). Whenever any Certificates are so surrendered for exchange, the Pass Through Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Lessee and the Pass Through Trustee and the Registrar duly executed by the Certificateholder thereof or its attorney duly authorized in writing.

                                (f)    No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Pass Through Trustee shall require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer or exchange of Certificates.

                                (g)   All Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in accordance with the usual practices of the Pass Through Trustee.

            Section 3.5.          Mutilated, Destroyed, Lost or Stolen Certificates. If any mutilated Certificate is surrendered to the Registrar, or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and in the case of such destruction, loss or theft, there is delivered to the Registrar, the Pass Through Trustee, the Lessee, the Guarantor and the Owner Lessors such security, indemnity or bond as may be required by them to protect each of them and the Pass Through Trust from any loss that any of them may suffer if a Certificate is replaced, then, in the absence of notice to the Registrar or the Pass Through Trustee that such Certificate has been acquired by a bona fide purchaser, the Pass Through Trustee, on behalf of the Pass Through Trust, shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Fractional Undivided Interest with the same final Distribution Date. In connection with the issuance of any new Certificate under this Section 3.5, the Pass Through Trustee shall require the payment of a sum sufficient to cover any tax or other charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Pass Through Trustee and the Registrar) connected therewith; it being understood that the Lessee shall be under no obligation to provide an indemnity for any such payment. Any duplicate Certificate issued pursuant to this Section 3.5 shall constitute conclusive evidence of the appropriate Fractional Undivided Interest in the Pass Through Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 3.6.          Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Pass Through Trustee, the Lessee, the Guarantor, the Owner Lessors, the Registrar and any Paying Agent shall treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.2 and for all other purposes whatsoever, and none of the Pass Through Trustee, the Lessee, the Guarantor, the Owner Lessors, the Registrar or any Paying Agent shall be affected by any notice to the contrary.

            Section 3.7.          Cancellation.  All Certificates surrendered for payment, transfer or exchange shall, if surrendered to any Person a party hereto other than the Registrar, be delivered by such Person to the Registrar for cancellation. All Certificates so delivered shall be promptly cancelled by the Registrar. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this Section 3.7, except as expressly permitted by this Pass Through Trust Agreement. All canceled Certificates held by the Registrar shall be disposed of in accordance with the usual practice of the Pass Through Trustee and, if destroyed, a certification of their destruction shall be delivered to the Pass Through Trustee.

            Section 3.8.          Limitation of Liability for Payments. All payments or distributions made to Certificateholders under this Pass Through Trust Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have received sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of Section 4. Each Holder of a Certificate, by its acceptance of such Certificate, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to the Holder thereof as provided in this Pass Through Trust Agreement. Nothing in this Pass Through Trust Agreement shall be construed as an agreement, or otherwise creating an obligation, of (a) the Lessee, the Guarantor, any Owner Participant, the Pass Through Trust or the Pass Through Trustee to pay any of the principal, Make Whole Premium, if any, or interest due from time to time under the Lessor Notes, or (b) the Lessee, the Guarantor, the Pass Through Trust or the Pass Through Trustee to pay any amount due from time to time in respect of the Certificates. The liability of each Owner Lessor under the applicable Lessor Note shall be limited as set forth therein and in the Indenture under which such Lessor Note was issued.

            Section 3.9.          Book-Entry and Definitive Certificates.

                                (a)   Except for Certificates issued to Institutional Accredited Investors which must be issued in the form of definitive, fully registered Certificates (“Definitive Certificates”), the Certificates will be issued in the form of one or more typewritten Certificates in fully registered form without coupons representing the Book-Entry Certificates to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Pass Through Trustee. The Certificates delivered to DTC shall initially be registered on the Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Certificates, except as provided above and in subsection (c) below. As to the Book-Entry Certificates, unless and until Definitive Certificates have been issued pursuant to subsection (c) below:

(i) the provisions of this Section 3.9 shall be in full force and effect;

(ii) the Lessee, the Guarantor, the Owner Lessors, the Paying Agent, the Registrar and the Pass Through Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates) as the authorized representative of the Certificate Owners;

(iii) to the extent that the provisions of this Section 3.9 conflict with any other provisions of this Pass Through Trust Agreement (other than the provisions of any supplemental agreement amending this Section 3.9 as permitted by this Pass Through Trust Agreement), the provisions of this Section 3.9 shall control;

(iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency Participants;

(v) until Definitive Certificates are issued pursuant to subsection (c) below, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions on the Certificates to such Clearing Agency Participants; and

(vi) whenever this Pass Through Trust Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders holding Certificates evidencing a specified percentage of the Fractional Undivided Interests in the Pass Through Trust, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Certificates and has delivered such instructions to the Pass Through Trustee. The Pass Through Trustee shall have no obligation to determine (and shall incur no liability in connection with any determination of) whether the Clearing Agency has in fact received any such instructions.

                                (b)   With respect to Book-Entry Certificates, whenever notice or other communication to the Certificateholders is required under this Pass Through Trust Agreement, unless and until Definitive Certificates shall have been issued pursuant to subsection (c) below, the Pass Through Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency and/or the Clearing Agency Participants (and, upon receipt of a valid Certificate Owner Request to receive such notices and communications, to the Certificateholder or Certificate Owner making such request), and shall make available additional copies as reasonably requested by such Clearing Agency Participants.

                                (c)   If with respect to the Certificates (i) the Lessee advises the Pass Through Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities and the Lessee is unable to locate a qualified successor, (ii) the Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) at its option, advises the Pass Through Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, (iii) after the occurrence of an Event of Default, Certificate Owners of Book-Entry Certificates evidencing Fractional Undivided Interests aggregating a majority in interest in the Pass Through Trust, by Act of said Certificate Owners delivered to the Lessee and the Pass Through Trustee, advise the Lessee, the Owner Lessors, the Pass Through Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners or (iv) with the consent of the Lessee, upon the request of any Certificate Owner that beneficially owns at least $10,000,000 in aggregate amount of Certificates, then the Pass Through Trustee shall notify all Certificate Owners (except in the case of clause (iv)), through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Pass Through Trustee of all the Certificates (or, in the case of clause (iv) above, that portion attributable to such Certificate Owner) held by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration of Definitive Certificates in the names of Certificate Owners (or, in the case of clause (iv) above, such requesting Certificate Owner), the Pass Through Trust shall issue and deliver the Definitive Certificates in accordance with the instructions of the Clearing Agency (including any legends on such Definitive Certificates as may have been applicable to the Certificates held by the Clearing Agency at such time). None of the Lessee, the Guarantor, the Owner Lessors, the Registrar, the Paying Agent or the Pass Through Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Certificates, the Pass Through Trustee shall recognize the Person in whose name the Definitive Certificates are registered in the Register as Certificateholder hereunder. Neither the Lessee nor the Pass Through Trustee shall be liable if the Lessee is unable to locate a qualified successor Clearing Agency.

                                (d)   The Certificates sold in offshore transactions in reliance on Regulation S under the Securities Act will be represented initially by one or more temporary Book-Entry Certificates, in definitive, fully registered form without interest coupons (collectively, the “Temporary Regulation S Global Certificate”) and will be deposited with the Pass Through Trustee as custodian for DTC and registered in the name of a nominee of DTC for the accounts of the Euroclear System (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”). Each Temporary Regulation S Global Certificate will be exchangeable for one or more permanent Book-Entry Certificates (collectively, the “Permanent Regulation S Global Certificate,” and together with the Temporary Regulation S Global Certificate, the “Regulation S Global Certificate”) on or after 40 days after the later of the commencement of the offering of the Certificates and the Issuance Date upon certification that the beneficial interests in such Book-Entry Certificate are owned by persons who are not U.S. persons as defined in Regulation S. Prior to the expiration of such 40-day period, beneficial interests in the Temporary Regulation S Global Certificate may be held only through Euroclear or Clearstream, and any resale or other transfer of such interests to U.S. persons shall not be permitted during such period unless such resale or transfer is made pursuant to Rule 144A or Regulation S under the Securities Act and in accordance with the certification requirements specified in Section 3.9(e). The aggregate original principal amount of the Regulation S Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Pass Through Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate original principal amount of a Definitive Certificate or the Restricted Global Certificate, as hereinafter provided.

                                (e)   The Certificates sold in reliance on Rule 144A under the Securities Act will be represented by one or more Definitive Certificates restricted consistent with the provisions described in Section 3.1(c) (collectively, the “Restricted Global Certificate”). Prior to the 40th day after the later of the commencement of the offering of the Certificates and the Issuance Date, a beneficial interest in the Temporary Regulation S Global Certificate may be transferred to a person who takes delivery in the form of an interest in the Restricted Global Certificate only upon receipt by the Pass Through Trustee of a written certification from the transferor (in the form of Exhibit C hereto) to the effect that such transfer is being made to a person who the transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. Beneficial interests in the Restricted Global Certificate may be transferred to a person who takes delivery in the form of an interest in the Regulation S Global Certificate whether before, on or after such 40th day, only upon receipt by the Pass Through Trustee of a written certification (in the form of Exhibit C hereto) to the effect that such transfer is being made in accordance with Regulation S under the Securities Act and, if such transfer occurs prior to such 40th day, the interest will be held immediately thereafter only through Euroclear or Clearstream. The aggregate initial principal amount of the Restricted Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Pass Through Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of a Definitive Certificate or a Regulation S Global Certificate, as hereinafter provided.

                                (f)    Any beneficial interest in one of the Book-Entry Certificates that is transferred to a person who takes delivery in the form of an interest in another Book-Entry Certificate will, upon transfer, cease to be an interest in such first Book-Entry Certificate and become an interest in such other Book-Entry Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Book-Entry Certificate for so long as it remains such an interest. Upon the transfer of Definitive Certificates to a qualified institutional buyer or in accordance with Regulation S, such Definitive Certificates will be exchanged for an interest in a Book-Entry Certificate.

                                (g)   Upon the transfer of a Definitive Certificate to a qualified institutional buyer within the meaning of Rule 144A under the Securities Act, such Definitive Certificate will be exchanged for an interest in a Book-Entry Certificate upon surrender and cancellation of such Definitive Certificate in which case the interest in such Book-Entry Certificate shall be increased to the principal amount so transferred. Upon the transfer of a portion of a Definitive Certificate to a qualified institutional buyer within the meaning of Rule 144A under the Securities Act, such Definitive Certificate will be exchanged for an interest in a Book-Entry Certificate, such Definitive Certificate shall be cancelled, and the Pass Through Trustee shall execute, authenticate and deliver to the transferring Holder a new Definitive Certificate representing the principal amount not so transferred. Upon the transfer of an interest in a Book-Entry Certificate to an Institutional Accredited Investor, such interest in such Book-Entry Certificate shall be exchanged for a Definitive Certificate, upon which the interests in such Book-Entry Certificate shall be reduced to the principal amount not so transferred, and the Pass Through Trustee shall execute, authenticate and deliver to the transferring Holder a new Definitive Certificate representing the principal amount so transferred.

                                (h)   The Pass Through Trustee shall enter into a Letter of Representations with respect to the Certificates and fulfill its respective responsibilities thereunder.

                                (i)    The Book-Entry Certificates shall be issued in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof.

                                (j)    Upon request, any Certificateholder that (i) holds a Definitive Certificate and (ii) is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act may, with the consent of the Lessee, exchange such Definitive Certificate for an interest in a Book-Entry Certificate. Subject to Section 3.4, upon surrender by the Certificateholder of such Definitive Certificate, such Definitive Certificate shall be cancelled in exchange for an interest in a Book-Entry Certificate in which case the interest in such Book-Entry Certificate shall be increased to the principal amount so transferred; provided that the Certificateholder shall be permitted to provide the certification required under Section 3.4 and for purposes thereof shall be considered the transferee of the principal amount of the Definitive Certificates so transferred.

                                (k)   In connection with a cancellation, decrease or increase in the aggregate principal amount of a Definitive Certificate, as provided in this Section 3.9, the aggregate principal amount of the Certificates held by the Clearing Agency or its nominee shall from time to time be increased or decreased, as the case may be, in a corresponding amount by adjustments made in the Register pursuant to Section 3.4 hereof.

            Section 3.10.         Form of Certification. In connection with any certificate contemplated by Section 3.4, relating to compliance with certain restrictions relating to transfers of Restricted

Certificates, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be reasonably approved by the Lessee and reasonably acceptable to the Pass Through Trustee.

SECTION 4.                 DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

            Section 4.1.          Certificate Account and Special Payments Account.

                                (a)   The Pass Through Trust shall establish and maintain on behalf of the Certificateholders the Certificate Account with the Pass Through Trustee as one or more non-interest bearing accounts. The Pass Through Trustee shall hold the Certificate Account in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Pass Through Trust Agreement. On each day when a Scheduled Payment is made and identified as such under an Indenture to the Pass Through Trustee, as holder of the Lessor Notes issued under such Indenture, the Pass Through Trustee upon receipt shall immediately deposit the aggregate amount of such Scheduled Payment in the Certificate Account.

                                (b)   The Pass Through Trust shall establish and maintain on behalf of the Certificateholders the Special Payments Account with the Pass Through Trustee as one or more accounts, which shall be non-interest bearing except as provided in Section 4.4. The Pass Through Trustee shall hold the Special Payments Account in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Pass Through Trust Agreement. On each day when a Special Payment is made and identified as such under an Indenture to the Pass Through Trustee, as holder of the Lessor Note issued under such Indenture, the Pass Through Trustee shall immediately upon receipt deposit the aggregate amounts of such Special Payments in the Special Payments Account.

                                (c)   The Pass Through Trustee shall present to each Indenture Trustee the applicable Lessor Notes on the date of their stated final maturity, or in the event any Lessor Note is to be prepaid in whole pursuant to an Indenture, on the applicable prepayment date under such Indenture.

            Section 4.2.          Distributions from Certificate Account and Special Payments Account.

                                (a)   On each Distribution Date if the Pass Through Trustee receives payment of the Scheduled Payments due on a Lessor Note on such date by 1:00 p.m., New York time, on such date, the Pass Through Trustee shall distribute out of the Certificate Account the entire amount deposited therein pursuant to Section 4.1(a). If a Scheduled Payment is received by the Pass Through Trustee after 1:00 p.m., New York time, on a Distribution Date, such payment shall be distributed on the next Business Day. If a Scheduled Payment is not received by the Pass Through Trustee on a Distribution Date but is received prior to the time such payment would become a Special Payment, such payment shall be distributed (i) on the date received, if received by 1:00 p.m., New York time, on such date or (ii) on the next Business Day, if received after 1:00 p.m., New York time, on such date. There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Distribution Date (other than as provided in Section 10 concerning the final distribution) (i) if (A) DTC is the Certificateholder of record, or

(B) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $10,000,000 or (C) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $1,000,000 and so requests to the Pass Through Trustee, by wire transfer in immediately available funds to an account maintained by such Certificateholder with a bank, or (ii) if none of the above apply, by check mailed to such Certificateholder at the address appearing in the Register, such Certificateholder’s pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount in the Certificate Account.

                                (b)   On each Special Distribution Date with respect to any Special Payment if the Pass Through Trustee receives the Special Payments due on the required date by 1:00 p.m., New York time, on such date, the Pass Through Trustee shall distribute out of the Special Payments Account the entire amount deposited therein with respect to such Special Payment pursuant to this Section 4.2(b). The Pass Through Trustee shall make such distribution on a pro rata basis among the Certificateholders. If a Special Payment is received by the Pass Through Trustee after 1:00 p.m., New York time, on a Special Distribution Date, such payment shall be distributed on the next Business Day. If a Special Payment is not received by the Pass Through Trustee on a Special Distribution Date, such payment shall be distributed (i) on the date received, if received by 1:00 p.m., New York time, on such date or (ii) on the next Business Day, if received after 1:00 p.m., New York time, on such date. There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Special Distribution Date (other than as provided in Section 10 concerning the final distribution) (i) if (A) DTC is the Certificateholder of record, or (B) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $10,000,000 or (C) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $1,000,000 and so requests to the Pass Through Trustee, by wire transfer in immediately available funds to an account maintained by the Certificateholder with a bank, or (ii) if none of the above apply, by check mailed to such Certificateholder at the address appearing in the Register, such Certificateholder’s pro rata share (based on the aggregate Fractional Undivided Interest held by such Certificateholder) of the aggregate amount in the Special Payments Account on account of such Special Payment.

                                (c)    The Pass Through Trustee shall, at the expense of the Lessee, cause notice of each Special Payment to be mailed to (i) each Certificateholder, at the address of such Certificateholder as it appears in the Register, and (ii) any Certificate Owner who has made a valid Certificate Owner Request with respect thereto, at the address specified in such Certificate Owner Request. In the event of prepayment of a Lessor Note, such notice shall be mailed not less than 20 days prior to the date any such Special Payment is scheduled to be distributed. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Pass Through Trustee has confirmed that it has received funds for such Special Payment. Notices mailed by the Pass Through Trustee shall set forth:

(i) the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 10);

(ii) the amount of the Special Payment per $1,000 of face amount of Certificates and the amount thereof constituting principal, Make Whole Premium, if any, and interest with respect to such Lessor Note;

(iii) the reason for the Special Payment; and

(iv) if the Special Distribution Date is the same date as a Distribution Date, the total amount to be received on such date per $1,000 of face amount of Certificates.

If the amount of Make Whole Premium, if any, payable upon the prepayment of a Lessor Note has not been calculated at the time that the Pass Through Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any Make Whole Premium received will also be distributed.

            Section 4.3.          Statements to Certificateholders.

                                (a)   On each Distribution Date and Special Distribution Date, the Pass Through Trustee will include with each distribution to (x) the Certificateholders and (y) any Certificate Owner who has made a valid Certificate Owner Request with respect thereto and provided the Pass Through Trustee with such pertinent information as the Pass Through Trustee shall reasonably request, at the address specified in such Certificate Owner Request, a statement, giving effect to such distribution to be made on such date, setting forth the following information (per a $1,000 face amount Certificate):

(i) the amount of such distribution allocable to principal, the amount allocable to Make Whole Premium, if any; and

(ii) the amount of such distribution allocable to interest;

in each case, with respect to the Lessor Note.

                                (b)   Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Pass Through Trustee shall furnish (i) to each Person who at any time during such calendar year was a Certificateholder and (ii) to any Person who at any time during such calendar year was a Certificate Owner who has made a valid Certificate Owner Request with respect thereto and provided the Pass Through Trustee with such pertinent information as the Pass Through Trustee shall reasonably request, a statement containing the sum of the amounts determined pursuant to clauses (a)(i) and (a)(ii) of this Section 4.3 with respect to the Pass Through Trust for such calendar year or, in the event such Person was a Certificateholder or Certificate Owner during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Pass Through Trustee and which a Certificateholder or such Certificate Owner shall reasonably request as necessary for the purpose of such Certificateholder’s or Certificate Owner’s preparation of its Federal income tax returns.

                                (c)    The Pass Through Trustee shall prepare these reports based on information the DTC Participants and the Certificate Owners supply to the Pass Through Trustee when the Pass Through Certificates are not issued in definitive form.

            Section 4.4.          Investment of Special Payment Moneys. Any money received by the Pass Through Trustee pursuant to Section 4.1(b) representing a Special Payment which is not to be promptly distributed shall, to the extent practicable, be invested in Permitted Government Investments by the Pass Through Trustee pending distribution of such Special Payment pursuant to Section 4.2. Any investment made pursuant to this Section 4.4 shall be in such Permitted Government Investments having maturities not later than the date that such moneys are required to be paid to make the payment required under Section 4.2 on the applicable Special Distribution Date, and the Pass Through Trustee shall hold any such Permitted Government Investments until maturity. The Pass Through Trustee shall have no liability with respect to any investment made pursuant to this Section 4.4, other than by reason of the willful misconduct, gross negligence or simple negligence in the handling of funds of the Pass Through Trustee. All income and earnings from such investments shall be distributed on such Special Distribution Date as part of such Special Payment.

SECTION 5.                 DEFAULT

            Section 5.1.          Indenture Events of Default.

                                With respect to any Lessor Note, if any Indenture Event of Default under the applicable Indenture (an “Event of Default”) shall occur and be continuing, then, and in each and every case, so long as such Indenture Event of Default shall be continuing, and upon the Direction of the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)), the Pass Through Trustee shall vote a corresponding majority of the total outstanding principal amount of Lessor Notes, in favor of directing the applicable Indenture Trustee to declare the unpaid principal amount of such Lessor Notes then outstanding and accrued interest thereon to be due and payable under, and, to the extent permitted by and in accordance with the provisions of such Indenture, in favor of directing the applicable Indenture Trustee to exercise the remedies provided in such Indenture and consistent with the terms of such Indenture.

                                In addition, after an Event of Default shall have occurred and be continuing, the Pass Through Trustee may in its discretion, and upon the Direction of the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)), shall, by such officer or agent as it may appoint, sell, convey, transfer and deliver all or a portion of such Lessor Note or Lessor Notes issued under the Indenture with respect to which the Event of Default has occurred, without recourse to or warranty by the Pass Through Trustee or any Certificateholders, to any Person. In any such case, the Pass Through Trustee shall sell, assign, contract to sell or otherwise dispose of and deliver such Lessor Note or Lessor Notes in one or more parcels at public or private sale or sales, at any location or locations at the option of the Pass Through Trustee, all upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem advisable, for cash. The Pass Through Trustee shall give notice to the Lessee and the applicable Owner Lessor promptly after any such sale.

            Section 5.2.          Incidents of Sale of Lessor Note. Upon any sale of all or any part of the Lessor Notes made either under the power of sale given under this Pass Through Trust

Agreement or otherwise for the enforcement of this Pass Through Trust Agreement, the following shall be applicable:

                                (a)   Certificateholders and Pass Through Trustee May Purchase Lessor Notes. Any Certificateholder, the Pass Through Trustee in its individual or any other capacity or any other Person may bid for and purchase any of the Lessor Notes and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such Lessor Notes in its own absolute right without further accountability.

                                (b)   Receipt of Funds by Pass Through Trustee Shall Discharge Purchaser. The receipt of immediately available funds by the Pass Through Trustee or the officer or agent appointed by the Pass Through Trustee shall be a sufficient discharge to any purchaser for its purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or its personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

                                (c)   Application of Moneys Received upon Sale. Any moneys collected by the Pass Through Trustee, upon any sale made either under the power of sale given by this Pass Through Trust Agreement or otherwise for the enforcement of this Pass Through Trust Agreement, shall be applied as provided in Section 4.2.

            Section 5.3.          Judicial Proceedings Instituted by Pass Through Trustee.

                                (a)   Pass Through Trustee May Bring Suit. If there shall be a failure to make payment of the principal of, Make Whole Premium, if any, or interest on any Lessor Note, or if there shall be any failure to pay Rent under the applicable Facility Lease when due and payable, then the Pass Through Trustee, in its own name, and as trustee of an express trust, as holder of such Lessor Notes shall be, to the extent permitted by and in accordance with the terms of the Operative Documents, entitled and empowered (but not obligated) to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Lessor Notes or under the applicable Facility Lease and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid; subject, however, to the limitations of liability set forth in such Lessor Notes and the other Operative Documents.

                                (b)   Pass Through Trustee May File Proofs of Claim; Appointment of Pass Through Trustee as Attorney-in-Fact in Judicial Proceedings. The Pass Through Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Certificateholders, or in any one or more of such capacities (irrespective of whether distributions on the Certificates shall then be due and payable, or the payment of the principal on any Lessor Notes shall then be due and payable, as therein expressed or by declaration or otherwise and irrespective of whether the Pass Through Trustee shall have made any demand to the applicable Indenture Trustee for the payment of overdue principal, Make Whole Premium (if any), interest on any Lessor Notes), shall, subject to the terms of the Operative Documents, be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Pass Through Trustee and of the Certificateholders allowed in any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Lessee, the Guarantor, any Owner Lessor or any Owner Participant, or their respective creditors or property. Subject to the terms of the Operative Documents, any receiver, assignee, trustee, liquidator or sequestrator (or similar official) in any such judicial proceeding is hereby authorized by each Certificateholder to make payments in respect of such claim to the Pass Through Trustee, and in the event that the Pass Through Trustee shall consent to the making of such payments directly to the Certificateholders, to pay to the Pass Through Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Pass Through Trustee, its agents and counsel. Subject to Section 5.4, nothing contained in this Pass Through Trust Agreement shall be deemed to give to the Pass Through Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Certificateholder.

            Section 5.4.          Control by Certificateholders. The Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Pass Through Trustee, or exercising any trust or power conferred upon the Pass Through Trustee, under this Pass Through Trust Agreement, including any right of the Pass Through Trustee as holder of the Lessor Notes, provided that:

                                (a)    such Direction shall not be in conflict with any rule of law or with this Pass Through Trust Agreement and would not involve the Pass Through Trustee in personal liability or expense;

                                (b)   the Pass Through Trustee shall not determine that the action so directed would expose it to personal liability;

                                (c)   the Pass Through Trustee may take any other action deemed proper by the Pass Through Trustee which is not inconsistent with such Direction;

                                (d)    such Holders shall have provided to the Pass Through Trustee security or indemnity in manner and form reasonably satisfactory to the Pass Through Trustee against the costs, expenses or liabilities which may be incurred thereby; and

                                (e)    if an Event of Default shall have occurred and be continuing, such Direction shall not obligate the Pass Through Trustee to vote more than a corresponding majority of the Lessor Notes held by the Pass Through Trust in favor of directing any action by the applicable Indenture Trustee with respect to such Event of Default.

            Section 5.5.          Waiver of Defaults. The Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)) may on behalf of the Certificateholders of all the Certificates waive any Default hereunder and its consequences or may instruct the Pass Through Trustee to vote a corresponding majority of the Lessor Notes in favor of waiving any default under an Indenture and its consequences, except a default in the payment of the principal of, Make Whole Premium, if any, or interest on any Lessor Notes, or a default in respect of a covenant or provision hereof which under Section 9 cannot be modified or amended without the consent of each Certificateholder affected.

                                Upon any such waiver, such Default shall cease to exist with respect to this Pass Through Trust Agreement, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Pass Through Trust Agreement and any direction given by the Pass Through Trustee on behalf of such Holders to the applicable Indenture Trustee shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Upon any such waiver with respect to a Default under an Indenture, the Pass Through Trustee shall vote a corresponding majority of the Lessor Notes issued under the applicable Indenture held in the Pass Through Trust to waive the corresponding Default under the Indenture or Event of Default.

                                With respect to consents, approvals, waivers and authorizations which under the terms of Section 8 of an Indenture may be given by the applicable Indenture Trustee without the necessity of the consent of any of the holders of the Lessor Notes issued with respect to such Indenture, no consent, approval, waiver or authorization shall be required hereunder on the part of the Pass Through Trustee or the Certificateholders.

            Section 5.6.          Undertaking to Pay Court Costs. All parties to this Pass Through Trust Agreement, and each Certificateholder by its acceptance of a Certificate, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Pass Through Trust Agreement, or in any suit, action or proceeding against the Pass Through Trustee for any action taken or omitted by it as Pass Through Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.6 shall not apply to (a) any suit, action or proceeding instituted by any Holder, or group of Holders, holding in the aggregate Certificates evidencing Fractional Undivided Interests aggregating more than 10% of the Pass Through Trust, (b) any suit, action or proceeding instituted by any Certificateholder for the enforcement of the distribution of payments pursuant to Section 4.2 on or after the respective due dates expressed herein or (c) any suit, action or proceeding instituted by the Pass Through Trustee.

            Section 5.7.          Right of Certificateholders to Receive Payments Not to Be Impaired. Anything in this Pass Through Trust Agreement to the contrary notwithstanding, but subject to Section 3.8, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.2 on the Certificates when due, or to institute suit for the enforcement of any such payment on or after the applicable Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

            Section 5.8.          Certificateholders May Not Bring Suit Except Under Certain Conditions. A Certificateholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Pass Through Trust Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Pass Through Trust Agreement, unless:

                                (a)   such Certificateholder previously shall have given written notice to the Pass Through Trustee of a continuing Event of Default;

                                (b)  the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)) shall have requested the Pass Through Trustee in writing to institute such suit, action or proceeding and shall have offered to the Pass Through Trustee indemnity as provided in Section 6.3(e);

                                (c)   the Pass Through Trustee shall have refused or neglected to institute any such suit, action or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                                (d)   no Direction inconsistent with such written request has been given to the Pass Through Trustee during such 60-day period by the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)).

                                It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatever hereunder or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property or the lien of any Indenture on any property subject thereto, or the rights of the Certificateholders or the holders of the Lessor Notes, (ii) obtain or seek to obtain priority over or preference to any other such Holder, or (iii) enforce any right under this Pass Through Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Pass Through Trust Agreement.

            Section 5.9.          Remedies Cumulative.  Every remedy given hereunder to the Pass Through Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

SECTION 6.                 THE PASS THROUGH TRUSTEE

            Section 6.1.          Certain Duties and Responsibilities.

                                (a)   Prior to an Event of Default of which a Responsible Officer of the Pass Through Trustee has Actual Knowledge:

(i) the Pass Through Trustee shall not be liable except for the performance of such duties as are specifically set out in this Pass Through Trust Agreement; and

(ii) the Pass Through Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Pass Through Trustee, upon Officer’s Certificates or Opinions of Counsel conforming to the requirements of this Pass Through Trust Agreement;

but the Pass Through Trustee shall, at any time that the Certificates shall be subject to the Trust Indenture Act, examine any evidence furnished to it pursuant to this Pass Through Trust Agreement or Section 314 of the Trust Indenture Act to determine whether or not such evidence conforms to the requirements of this Pass Through Trust Agreement; provided, however, that the Pass Through Trustee shall not be responsible for the accuracy or content of such evidence.

                                (b)   In case an Event of Default has occurred and is continuing, (i) the Pass Through Trustee shall exercise each of the rights and powers vested in it by this Pass Through Trust Agreement and (ii) upon receipt of a Direction of the Certificateholders pursuant to Section 5, the Pass Through Trustee shall use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs; provided, that nothing in clause (ii) shall be construed to impose liability on the Pass Through Trustee except in the case of its own negligence.

                                (c)   No provision of this Pass Through Trust Agreement shall be construed to relieve the Pass Through Trustee from liability for its own negligence, its own bad faith or its own willful misconduct, except that:

(i) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 6.1;

(ii) the Pass Through Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by a Responsible Officer of the Pass Through Trustee, unless it shall be proved that the Pass Through Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Pass Through Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the Direction of the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)) (A) relating to the time, method and place of conducting any proceeding for any remedy available to the Pass Through Trustee, or (B) exercising any trust or power conferred upon the Pass Through Trustee, under this Pass Through Trust Agreement.

                                (d)   Whether or not herein expressly so provided, every provision of this Pass Through Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Pass Through Trustee shall be subject to the provisions of this Section 6.1.

            Section 6.2.          Notice of Defaults.  The Pass Through Trustee shall give to the Certificateholders, the Lessee, the applicable Owner Lessor and the applicable Indenture Trustee in accordance with Section 12.4, notice of all Defaults actually known to a Responsible Officer of the Pass Through Trustee within 10 Business Days after the occurrence thereof; provided, however, that, except in the case of a Default in the payment of the principal of, Make Whole Premium, if any, or interest on any Lessor Note, the Pass Through Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Pass Through Trustee in good faith determine that the withholding of such notice is in the interests of the Certificateholders and the Certificate Owners.

            Section 6.3.          Certain Rights of Pass Through Trustee. Except as otherwise provided in Section 7.1:

                                (a)   the Pass Through Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any Act, Direction, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                (b)    any request or direction of the Lessee, the Guarantor, the applicable Owner Lessor or the applicable Indenture Trustee mentioned herein shall be sufficiently evidenced by a Request;

                                (c)   whenever in the administration of this Pass Through Trust Agreement the Pass Through Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Pass Through Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate of the Lessee, the Guarantor, the applicable Owner Lessor or the applicable Indenture Trustee;

                                (d)   the Pass Through Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                                (e)    the Pass Through Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Pass Through Trust Agreement at the request or direction of any of the Certificateholders pursuant to this Pass Through Trust Agreement, unless such Certificateholders shall have provided to the Pass Through Trustee reasonable security or indemnity in manner and form reasonably satisfactory to the Pass Through Trustee against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                                (f)    the Pass Through Trustee shall not be bound to make any investigation into the facts or matters stated in any Act, Direction, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

                                (g)   the Pass Through Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Pass

Through Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder with due care;

                                (h)    the Pass Through Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion of rights or powers conferred upon it by this Pass Through Trust Agreement;

                                (i)  the right of the Pass Through Trustee to perform any discretionary act enumerated in this Pass Through Trust Agreement shall not be construed as a duty, and the Pass Through Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of such act;

                                (j)   the Pass Through Trustee shall not be required to give any bond or surety in respect of the execution of the trust fund created hereby or the powers granted hereunder; and

                                (k)   the Pass Through Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Pass Through Trust Agreement.

            Section 6.4.          Not Responsible for Recitals; Issuance of Certificates. The recitals contained herein and in the Certificates, except the certificates of authentication, shall not be taken as the statements of the Pass Through Trustee, and the Pass Through Trustee assumes no responsibility for their correctness. The Pass Through Trustee makes no representations as to the validity or sufficiency of this Pass Through Trust Agreement, the Lessor Notes, the Certificates, the other Operative Documents or the collateral securing the Lessor Notes, except that the Pass Through Trustee hereby represents and warrants that this Pass Through Trust Agreement has been, and each Certificate will be, executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

            Section 6.5.          May Hold Certificates. The Pass Through Trustee, any Paying Agent, Registrar or any other agent or any affiliate thereof, each in its respective individual or any other capacity, may become the owner or pledgee of Certificates and may otherwise deal with the Lessee, the Guarantor, any Owner Lessor, any Owner Participant or any Indenture Trustee with the same rights it would have if it were not the Pass Through Trustee, Paying Agent, Registrar or such other agent, subject to Section 6.8 in the case of the Pass Through Trustee.

            Section 6.6.          Money Held in Pass Through Trust. Money held by the Pass Through Trustee or the Paying Agent in trust hereunder need not be segregated from other funds except to the extent required herein or by law and neither the Pass Through Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

            Section 6.7.          Compensation, Reimbursement and Indemnification. The Lessee agrees:

                                (a)   to pay, or cause to be paid, to the Pass Through Trustee from time to time the compensation separately agreed to by the Pass Through Trustee and the Lessee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                                (b)   except as otherwise expressly provided herein, to reimburse, or cause to be reimbursed, the Pass Through Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Pass Through Trustee in accordance with any provision of this Pass Through Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith.

                In addition, the Pass Through Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, all property and funds held or collected by the Pass Through Trustee in its capacity as Pass Through Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of this Pass Through Trust (other than any tax attributable to the Pass Through Trustee’s compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. If the Pass Through Trustee reimburses itself for any such tax, it will within 30 days mail a brief report setting for the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

            Section 6.8.          Corporate Trustee Required; Eligibility. There shall at all times be a Pass Through Trustee hereunder which shall be (a) a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $150,000,000, (b) a direct or indirect subsidiary of a corporation which has a combined capital and surplus of at least $150,000,000 provided such corporation fully and unconditionally guarantees the performance of the obligations of such trust company or bank as Pass Through Trustee, or (c) a member of a bank holding company group having a combined capital and surplus of at least $150,000,000 provided the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $150,000,000 fully and unconditionally guarantees the performance of the obligations of such trust company or bank, and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            Section 6.9.          Resignation and Removal; Appointment of Successor.

                                (a)   No resignation or removal of the Pass Through Trustee and no appointment of a successor Pass Through Trustee pursuant to this Section 6.9 shall become effective until the acceptance of appointment by the successor Pass Through Trustee under Section 6.10.

                                (b)   The Pass Through Trustee may resign at any time by giving written notice thereof to the Lessee, the Authorized Agents, the Owner Lessors, the Owner Participants and the Indenture Trustees. If an instrument of acceptance by a successor Pass Through Trustee shall not have been delivered to the Lessee, the Owner Lessors, the Owner Participants and the Indenture Trustees within 30 days after the giving of such notice of resignation, the resigning Pass Through Trustee may petition any court of competent jurisdiction for the appointment of a successor Pass Through Trustee.

                                (c)   The Pass Through Trustee may be removed at any time by Act of the Holders holding Certificates evidencing Fractional Undivided Interests aggregating a majority in interest in the Pass Through Trust delivered to the Pass Through Trustee and to the Lessee, the Owner Lessors and the Indenture Trustees.

                                (d)   If at any time:

(i) the Pass Through Trustee fails to, at any time that the Certificates shall be subject to the Trust Indenture Act, comply with the requirements of Section 310 of the Trust Indenture Act after written request for such compliance by a Certificateholder that has been a bona fide Certificateholder for at least six months; or

(ii) the Pass Through Trustee shall cease to be eligible under Section 6.8 hereof and shall fail to resign after written request therefor by the Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) or by any such Certificateholder; or

(iii) the Pass Through Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Pass Through Trustee or of its property shall be appointed or any public officer shall take charge or control of the Pass Through Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (x) the Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor), may remove the Pass Through Trustee or (y) subject to Section 5.6 hereof, any Certificateholder who has been a bona fide Holder of a Certificate for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Pass Through Trustee and the appointment of a successor Pass Through Trustee.

                                (e)   If a Responsible Officer of the Pass Through Trustee shall obtain Actual Knowledge of an Avoidable Tax (as hereinafter defined) which has been or is likely to be asserted, the Pass Through Trustee shall promptly notify the Lessee and the applicable Owner Lessor thereof and shall, within 30 days of such notification, resign hereunder unless within such 30-day period the Pass Through Trustee shall have received notice that the Lessee or the applicable Owner Lessor has agreed to pay such tax. The Lessee shall promptly appoint a successor Pass Through Trustee in a jurisdiction where there are no Avoidable Taxes. As used herein an “Avoidable Tax” means a state or local tax: (i) upon (A) the Pass Through Trust, (B) the Trust Property, (C) Holders of the Certificates or (D) the Pass Through Trustee for which the Pass Through Trustee is entitled to seek reimbursement from the Trust Property, and (ii) that would be avoided if the Pass Through Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if the Lessee or the Owner Lessors shall agree to pay, and shall pay, such tax.

                                (f)    If the Pass Through Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Pass Through Trustee for any cause, the

Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) shall promptly appoint a successor Pass Through Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Pass Through Trustee shall be appointed by Act of the Holders holding Certificates evidencing Fractional Undivided Interests aggregating a majority in interest in the Pass Through Trust, delivered to the Lessee, the Owner Lessors, the Owner Participants, the Indenture Trustees and the retiring Pass Through Trustee, the successor Pass Through Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Pass Through Trustee and supersede the successor Pass Through Trustee appointed as provided above. If no successor Pass Through Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, any Certificateholder who has been a bona fide Holder of a Certificate for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Pass Through Trustee.

                                (g)   The successor Pass Through Trustee shall give notice of the resignation and removal of the Pass Through Trustee and appointment of the successor Pass Through Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Certificates as their names and addresses appear in the Register. Each notice shall include the name of such successor trustee and the address of its Corporate Trust Office.

            Section 6.10.         Acceptance of Appointment by Successor. Every successor Pass Through Trustee appointed hereunder shall execute, acknowledge and deliver to the Lessee, the Owner Lessors and to the retiring Pass Through Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Pass Through Trustee shall become effective and such successor Pass Through Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Pass Through Trustee; but, on request of the Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) to the successor Pass Through Trustee, such retiring Pass Through Trustee shall execute and deliver an instrument transferring to such successor Pass Through Trustee all the rights, powers and trusts of the retiring Pass Through Trustee and shall duly assign, transfer and deliver to such successor Pass Through Trustee all property and money held by such retiring Pass Through Trustee hereunder. Upon request of any such successor Pass Through Trustee, the Lessee, the Guarantor, the Owner Lessors, the retiring Pass Through Trustee and such successor Pass Through Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Pass Through Trustee all such rights, powers and trusts.

                                No successor Pass Through Trustee shall accept its appointment unless at the time of such acceptance such successor Pass Through Trustee shall be qualified and eligible under Section 6.8.

            Section 6.11.         Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Pass Through Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Pass Through Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Pass Through Trustee, shall be the successor of the Pass Through Trustee hereunder, provided such Person shall be otherwise qualified and eligible under Section 6.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated, but not delivered, by the Pass Through Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Pass Through Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Pass Through Trustee had itself authenticated such Certificates.

            Section 6.12.         Maintenance of Agencies.

                                (a)   There shall at all times be maintained in the Borough of Manhattan, The City of New York, an office or agency where Certificates may be presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Pass Through Trustee in respect of the Certificates or of this Pass Through Trust Agreement may be served. Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Pass Through Trustee to the Lessee, the Owner Lessors, the Owner Participants, the Indenture Trustees and the Certificateholders. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Pass Through Trustee.

                                (b)   There shall at all times be a Registrar and a Paying Agent hereunder. Each such Authorized Agent shall be a bank or trust company, shall be (i) a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $150,000,000, (ii) a direct or indirect subsidiary of a corporation which has a combined capital and surplus of at least $150,000,000 provided such corporation fully and unconditionally guarantees the performance of the obligations of such trust company or bank as Authorized Agent, or (iii) a member of a bank holding company group having a combined capital and surplus of at least $150,000,000 provided the parent of such bank holding company group or a member which itself has a combined capital and surplus of at least $150,000,000 fully and unconditionally guarantees the performance of the obligations of such trust company or bank, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. The Pass Through Trustee shall initially be the Paying Agent and, as provided in Section 3.4, Registrar hereunder. Each Registrar shall furnish to the Pass Through Trustee (unless they are the same entity), at stated intervals of not more than six months, and at such other times as the Pass Through Trustee may request in writing, a copy of the Register.

                                (c)   Any Person into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor Person is otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor Person.

                                (d)   Any Authorized Agent may at any time resign by giving written notice of resignation to the Pass Through Trustee, the Lessee, the Owner Lessors, the Owner Participants and the Indenture Trustees. The Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) in the case of the Paying Agent, or the Owner Lessors in the case of the Registrar, may, and at the request of the Pass Through Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Pass Through Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section 6.12 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) in the case of the Paying Agent, or the Owner Lessors in the case of the Registrar, shall promptly appoint one or more qualified successor Authorized Agents reasonably satisfactory to the Pass Through Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 6.12. The Lessee (or, upon the occurrence and during the continuation of a Lease Event of Default, the applicable Owner Lessor) in the case of the Paying Agent, or the Owner Lessors in the case of the Registrar, shall give written notice of any such appointment made by them to the Pass Through Trustee, the Lessee and the Indenture Trustees; and in each case the Pass Through Trustee shall mail notice of such appointment to all Holders as their names and addresses appear on the Register.

                                (e)   The Lessee agrees to pay, or cause to be paid, from time to time to each Authorized Agent the compensation as set forth in the schedule agreed to by each Authorized Agent and the Lessee for its services and to reimburse it for its reasonable expenses.

            Section 6.13.         Money for Certificate Payments to Be Held in Trust. All moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited in a non-interest bearing account and held in trust for the benefit of the Holders of the Certificates entitled to such payment, subject to the provisions of this Section 6.13. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Holders of the Certificates with respect to which such money was deposited.

                                The Pass Through Trustee will cause each Paying Agent other than the Pass Through Trustee to execute and deliver to it an instrument in which such Paying Agent shall agree with the Pass Through Trustee, subject to the provisions of this Section 6.13, that such Paying Agent will:

                                (a)    hold all sums held by it for payments on Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                                (b)   give the Pass Through Trustee notice in writing of any default by any obligor upon a Lessor Note in the making of any such payment; and

                                (c)   at any time during the continuation of any such default, upon the written request of the Pass Through Trustee, forthwith pay to the Pass Through Trustee all sums so held in trust by such Paying Agent.

                                The Pass Through Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Pass Through Trust Agreement or for any other purpose, direct any Paying Agent to pay to the Pass Through Trustee all sums held in trust by such Paying Agent, such sums to be held by the Pass Through Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Pass Through Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Section 6.14.         Registration of Lessor Notes in Pass Through Trustee’s Name. The Pass Through Trustee agrees that all Lessor Notes and all Permitted Government Investments, if any, shall be issued in the name of the Pass Through Trustee or its nominee and held by the Pass Through Trustee, or, if not so held, the Pass Through Trustee or its nominee shall be reflected as the owner of such Lessor Notes or Permitted Government Investments, as the case may be, in the register of the issuer of such Lessor Note or Permitted Government Investments under the applicable provisions of the Uniform Commercial Code in effect where the Pass Through Trustee holds such Lessor Notes or Permitted Government Investments, or other applicable law then in effect.

            Section 6.15.         Withholding Taxes; Information Reporting. The Pass Through Trustee, as trustee, shall exclude and withhold from each distribution of principal, Make Whole Premium, if any, or interest on the Lessor Notes, and other amounts due hereunder or under the Certificates any and all withholding taxes applicable thereto as required by law. The Pass Through Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Holders of the Certificates, (b) that it will file any necessary withholding tax returns or statements when due, and (c) that, as promptly as possible after the payment thereof, it will deliver to each Holder of a Certificate appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Holders may reasonably request from time to time. The Pass Through Trustee agrees to file any other information reports as it may be required to file under United States law. Any amounts withheld and paid to a relevant taxing authority pursuant to this Section 6.15 shall be deemed to have been paid to the related Certificateholders for all purposes under the Operative Documents.

            Section 6.16.         Pass Through Trustee’s Liens

                                The Pass Through Trustee, in its individual capacity, agrees that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim on or with respect to the Trust Property which is either (i) attributable to the Pass Through Trustee in its individual capacity and which is unrelated to the transactions contemplated by this Pass Through Trust Agreement or any other applicable Operative Document, or (ii) which is attributable to the

Pass Through Trustee as trustee hereunder or in its individual capacity and which arises out of acts or omissions which are prohibited by this Pass Through Trust Agreement.

SECTION 7.                 CERTIFICATEHOLDERS’ LISTS AND REPORTS

            Section 7.1.          The Lessee to Furnish Pass Through Trustee with Names and Addresses of Certificateholders. The Lessee will furnish to the Pass Through Trustee within fifteen days after each Record Date with respect to a Scheduled Payment, and at such other times as the Pass Through Trustee may reasonably request in writing, a list, in such form as the Pass Through Trustee may reasonably require, of all information in the possession or control of the Lessee as to the names and addresses of the Holders of Certificates, in each case as of a date not more than fifteen days prior to the time such list is furnished; provided, however, that so long as the Pass Through Trustee is the sole Registrar, no such list need be furnished; and provided, further, however, that no such list need be furnished for so long as a copy of the Register is being furnished to the Pass Through Trustee pursuant to Section 6.12(b).

            Section 7.2.          Preservation of Information. The Pass Through Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Certificates contained in the most recent list furnished to the Pass Through Trustee as provided in Section 6.12(b) or Section 7.1, as the case may be, and the names and addresses of Holders of Certificates received by the Pass Through Trustee in its capacity as Registrar, if so acting. The Pass Through Trustee may destroy any list furnished to it as provided in Section 6.12(b) or Section 7.1, as the case may be, upon receipt of a new list so furnished.

            Section 7.3.          Reports by the Pass Through Trustee. At any time that the Certificates shall be subject to the Trust Indenture Act, the Pass Through Trustee shall transmit, on or before May 15 of each year, reports with respect to events described in Section 313(a) of the Trust Indenture Act in accordance with and to the extent required under Section 313(a) of the Trust Indenture Act. Additionally, the Pass Through Trustee shall comply with the reporting requirements imposed under Treasury Regulation 1.671-4.

            Section 7.4.          Certificate Owner Request. Each Certificateholder and each Certificate Owner may, at any time and from time to time, make a Certificate Owner Request (which may include a request to receive such information on an ongoing basis) to receive the reports and other information which may, from time to time, be required to be furnished to the Pass Through Trustee pursuant to any of the Operative Documents. The Pass Through Trustee shall comply with any such validly made Certificate Owner Request.

            Section 7.5.          Reports by the Lessee. The Lessee shall, at any time that the Certificates shall be subject to the Trust Indenture Act, comply with Section 314 of the Trust Indenture Act and shall file, furnish and deliver the reports, information, documents, certificates and opinions required thereunder, and, at any time that the Certificates shall be subject to the Trust Indenture Act, acknowledge and agree that, for purposes of Section 314 of the Trust Indenture Act, the Lessee shall be considered to be the “obligor” upon the Certificates. Without limiting the generality of the foregoing, at any time that the Certificates shall be subject to the Trust Indenture Act, the Lessee shall deliver to the Pass Through Trustee the annual certificate required under clause (4) of Section 314(a) of the Trust Indenture Act within 120 days following the end of each fiscal year of the Lessee (which ends on December 31) ending after the date hereof. The provisions of this Section 7.5 shall not be construed to impose any obligation or liability on the Lessee to pay any of the principal, Make Whole Premium, if any, or interest in respect of the Lessor Notes or to make distributions in respect of the Certificates.

            Section 7.6.          Reports by the Guarantor. The Guarantor shall:

                                (a)   file with the Pass Through Trustee, within 30 days after the Guarantor is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Guarantor is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Guarantor is not required to file information, documents or reports pursuant to either of such sections, then to file with the Pass Through Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                                (b)   file with the Pass Through Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Guarantor with the conditions and covenants of the Guarantor provided for in this Pass Through Trust Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 1.2;

                                (c)   transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act such summaries of any information, documents and reports required to be filed by the Guarantor pursuant to subsections (a) and (b) of this Section 7.6 as may be required by rules and regulations prescribed by the SEC;

                                (d)   furnish to the Pass Through Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Guarantor’s compliance with all conditions and covenants under this Pass Through Trust Agreement (it being understood that for purposes of this paragraph (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Pass Through Trust Agreement); and

                                (e)   at any time that the Certificates shall be subject to the Trust Indenture Act, comply with Section 314 of the Trust Indenture Act and shall file, furnish and deliver the reports, information, documents, certificates and opinions required thereunder, and, at any time that the Certificates shall be subject to the Trust Indenture Act, acknowledge and agree that, for purposes of Section 314 of the Trust Indenture Act, the Guarantor shall be considered to be the “obligor” upon the Certificates. Without limiting the generality of the foregoing, at any time that the Certificates shall be subject to the Trust Indenture Act, the Guarantor shall deliver to the Pass Through Trustee the annual certificate required under clause (4) of Section 314(a) of the Trust

Indenture Act within 120 days following the end of each fiscal year of the Guarantor (which ends on December 31) ending after the date hereof. The provisions of this Section 7.6 shall not be construed to impose any obligation or liability on the Guarantor to pay any of the principal, Make Whole Premium, if any, or interest in respect of the Lessor Notes or the Certificates.

SECTION 8.                 SUPPLEMENTAL TRUST AGREEMENTS

            Section 8.1.          Supplemental Trust Agreement Without Consent of Certificateholders. Without the consent of the Holder of any Certificates, the Lessee and the Guarantor may, and the Pass Through Trustee (subject to Section 8.3) shall, at any time and from time to time enter into one or more agreements supplemental hereto, in form satisfactory to the Pass Through Trustee, for any of the following purposes:

                                (a)   to evidence the succession of another Person to the Lessee or the Guarantor and the assumption by any such successor of the respective obligations of the Lessee or the Guarantor herein contained;

                                (b)   to add to the covenants of the Lessee or the Guarantor, for the protection of the Holders of the Certificates;

                                (c)   to surrender any right or power herein conferred upon the Lessee or the Guarantor;

                                (d)   to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or any supplemental trust agreement or to make any other provisions with respect to matters or questions arising under this Pass Through Trust Agreement; provided that any such action will not materially adversely affect the interests of the Holders of the Certificates;

                                (e)   to correct or amplify the description of property that constitutes Trust Property or the conveyance of such property to the Pass Through Trustee;

                                (f)    to evidence and provide for a successor Pass Through Trustee;

                                (g)   to comply with requirements of the SEC or any regulatory body, or any Applicable Law, including, without limitation, if at any time that the Certificates shall be subject to the Trust Indenture Act, to modify, eliminate or add to the provisions of this Pass Through Trust Agreement to the extent as shall be necessary to qualify or continue the qualification of this Pass Through Trust Agreement (including any supplemental agreement) under the Trust Indenture Act (if such qualification is required) or under any similar Federal statute hereafter enacted, or to add to this Pass Through Trust Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                                (h)   to add, eliminate, or change any provisions under this Pass Through Trust Agreement that are ministerial or administrative and will not materially adversely affect the interests of the Certificateholders;

provided  that in each case the Pass Through Trustee shall have received an Opinion of Counsel to the effect that such supplemental agreement does not cause the Pass Through Trust to become taxable as an “association” within the meaning of Treasury Regulation Section 301.7701-3 or to be taxable as other than a pass through entity for Federal income tax purposes.

            Section 8.2.          Supplemental Trust Agreements with Consent of Certificateholders. With the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (determined as provided in Section 1.3(c)), by Act of said Holders delivered to the Lessee and the Pass Through Trustee, the Lessee and the Guarantor each may (with the consent of the Owner Lessors, such consent not to be unreasonably withheld), and the Pass Through Trustee (subject to Section 8.3 hereof) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Pass Through Trust Agreement or of modifying in any manner the rights and obligations of the Holders of the Certificates under this Pass Through Trust Agreement; provided, however, that no such supplemental agreement shall, without the consent of the Holder of each Outstanding Certificate affected thereby:

                                (a)    reduce in any manner the amount of, or delay the timing of, any receipt by the Pass Through Trustee of payments on the Lessor Notes held in the Pass Through Trust, or distributions that are required to be made hereunder on any Certificate of the Pass Through Trust, or change any date of payment on any such Certificate, or change the place of payment where, or the coin or currency in which, any such Certificate is payable, or impair the right of any Holder of any such Certificate to institute suit for the enforcement of any such payment or distribution on or after the Distribution Date or Special Distribution Date applicable thereto;

                                (b)    except as provided in this Pass Through Trust Agreement, permit the disposition of any Lessor Note in the Trust Property, or permit the creation of any lien on the Trust Property, or otherwise deprive any Certificateholder of the benefit of the ownership of the Lessor Notes held in the Pass Through Trust or the lien of the related Indenture;

                                (c)   reduce the percentage of the aggregate Fractional Undivided Interests which is required to approve any such supplemental agreement, or reduce such percentage required for any waiver provided for in this Pass Through Trust Agreement; or

                                (d)    modify any of the provisions of this Section 8.2 or Section 5.5, except to increase any such percentage or to provide that certain other provisions of this Pass Through Trust Agreement cannot be modified or waived without the consent of the Certificateholder of each Certificate affected thereby.

                                Notwithstanding the foregoing, no such supplemental agreement shall be entered into unless the Pass Through Trustee shall have received an Opinion of Counsel to the effect that such supplemental agreement does not cause the Pass Through Trust to become taxable as an “association”, within the meaning of Treasury Regulation Section 301.7701-3 or to be taxable as other than a pass through entity for Federal income tax purposes.

                                It shall not be necessary for any Act of Certificateholders under this Section 8.2 to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 8.3.          Documents Affecting Immunity or Indemnity. If in the opinion of the Pass Through Trustee any document required to be executed by it pursuant to the terms of Section 8.1 or 8.2 affects any interest, right, duty, immunity or indemnity in favor of the Pass Through Trustee under this Pass Through Trust Agreement, the Pass Through Trustee may in its discretion decline to execute such document.

            Section 8.4.          Execution of Supplemental Trust Agreements. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Section 8 or the modification thereby of the trusts created by this Pass Through Trust Agreement, the Pass Through Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Pass Through Trust Agreement.

            Section 8.5.          Effect of Supplemental Trust Agreements. Upon the execution of any supplemental agreement under this Section 8, this Pass Through Trust Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Pass Through Trust Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 8.6.          Reference in Certificates to Supplemental Trust Agreements. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Section 8 may bear a notation in form approved by the Pass Through Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates after proper presentation and demand.

            Section 8.7.          Conformity with Trust Indenture Act. Every supplemental agreement under this Section 8 executed at a time that the Certificates shall be subject to the Trust Indenture Act, shall conform to requirements of the Trust Indenture Act as in effect on the date such supplemental agreement is executed.

SECTION 9.                 AMENDMENTS AND CONSENTS TO INDENTURES AND OTHER OPERATIVE
                                      DOCUMENTS

            Section 9.1.          Requiring Consent of the Certificateholders. In the event that the Pass Through Trustee, as holder of a Lessor Note in trust for the benefit of the Certificateholders, receives a request for a consent to any amendment, modification, waiver or supplement under the applicable Indenture or other Operative Document that requires the consent of the holder of such Lessor Note, the Pass Through Trustee shall forthwith send a notice of such proposed amendment, modification, waiver or supplement to each Certificateholder registered on the Register as of such date. Any such notice shall describe the proposed amendment, modification, waiver or supplement (or attach a copy thereof). The Pass Through Trustee shall request from the Certificateholders Directions as to (a) whether or not to direct the applicable Indenture

Trustee to take or refrain from taking any action which a holder of such Lessor Note has the option to direct, (b) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Lessor Note and (c) how to vote such Lessor Note if a vote has been called for with respect thereto. Any such request shall specify a date by which Certificateholders are requested to respond. Provided such a request for Certificateholder Direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of any Lessor Note, the Pass Through Trustee shall, subject to the provisions of Section 5.5, vote or consent with respect to such Lessor Note in the same proportion as the Certificates were actually voted by Acts of Holders delivered to the Pass Through Trustee prior to two Business Days before the Pass Through Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to Section 5.4, in the case that an Event of Default hereunder shall have occurred and be continuing, the Pass Through Trustee may, in its own discretion and at its own direction, consent and notify the applicable Indenture Trustee of such consent to any amendment, modification, waiver or supplement under the applicable Indenture or other Operative Document.

            Section 9.2.          Not Requiring Consent of the Certificateholder. With respect to consents, approvals, waivers and authorizations which under the terms of Section 8 of an Indenture may be given by the applicable Indenture Trustee without the necessity of the consent of any of the holders of Lessor Notes, no consent, approval, waiver or authorization shall be required hereunder on the part of the Pass Through Trustee or the Certificateholders.

SECTION 10.               TERMINATION OF PASS THROUGH TRUST

            Section 10.1.         Termination of the Pass Through Trust. The respective obligations and responsibilities of the Lessee, the Guarantor and the Pass Through Trustee and the Pass Through Trust created hereby shall terminate upon the distribution to all Certificateholders of all amounts required to be distributed to them pursuant to this Pass Through Trust Agreement and the disposition of all property held as part of the Trust Property; provided, however, that if and to the extent that any of the options, rights and privileges granted under this Pass Through Trust Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interest in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Pass Through Trust Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Pass Through Trust Agreement of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Pass Through Trust Agreement, whichever of (a) or (b) is shorter.

SECTION 11.               NOTICE OF TERMINATION AND DISTRIBUTIONS

            Section 11.1.         Notice of Termination and Distributions. Notice of any termination, specifying the Distribution Date (or Special Distribution Date, as the case may be) upon which the Certificateholders may surrender their Certificates to the Pass Through Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Pass Through Trustee to Certificateholders not earlier than the 60th day and not later than the 20th day next preceding such final distribution specifying (a) the Distribution Date (or Special Distribution Date, as the case may be) upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Pass Through Trustee therein specified, (b) the amount of any such final payment, and (c) that the Record Date otherwise applicable to such Distribution Date (or Special Distribution Date, as the case may be) is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Pass Through Trustee therein specified. The Pass Through Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Pass Through Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date or Special Distribution Date, as the case may be, pursuant to Section 4.2.

                                In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Pass Through Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. In the event that any money held by the Pass Through Trustee for the payment of distributions on the Certificates shall remain unclaimed for two years (or such lesser time as the Pass Through Trustee shall be satisfied, after 60 days’ written notice from the Lessee, is one month prior to the escheat period provided under applicable law) after the final distribution date with respect thereto, the Pass Through Trustee shall pay to each Indenture Trustee the appropriate amount of money and shall give written notice thereof to the Owner Lessors, the Owner Participants and the Lessee.

SECTION 12.               MISCELLANEOUS PROVISIONS

            Section 12.1.         Amendments and Waivers. No term, covenant, agreement or condition of this Pass Through Trust Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

            Section 12.2.         Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Pass Through Trust Agreement or the Pass Through Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Pass Through Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Section 12.3.         Certificates Nonassessable and Fully Paid. Certificateholders shall not be personally liable for obligations of the Pass Through Trust, the Fractional Undivided Interests

represented by the Certificates shall be nonassessable for any losses or expenses of the Pass Through Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Pass Through Trustee pursuant to Section 3.2 are and shall be deemed fully paid. No Certificateholder shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the Trust Property, the Pass Through Trust established hereunder, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association.

            Section 12.4.         Notices.  All communications and notices hereunder shall be made in accordance with the provisions of Section 14.5 of the Participation Agreements, which are hereby incorporated by reference.

            Section 12.5.         Successors and Assigns. This Pass Through Trust Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto, the Certificateholders and their respective successors and assigns as permitted by and in accordance with the terms of this Pass Through Trust Agreement.

                                Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests or transfer its obligations herein without the consent of the other parties hereto.

            Section 12.6.         Business Day.  In any case where any Distribution Date or Special Distribution Date relating to any Certificate is not a Business Day, then (notwithstanding any other provision of this Pass Through Trust Agreement) the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such Distribution Date or Special Distribution Date and (provided that such payment is made on such succeeding Business Day) no interest shall accrue on or additional distributions shall accumulate with respect to the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

            Section 12.7.         Governing Law.  This Pass Through Trust Agreement and the Certificates shall be governed by and construed in accordance with the law of the State of New York including all matters of construction, validity and performance and without regard to the principles of conflict of laws thereof.

            Section 12.8.         Severability.  Any provision of this Pass Through Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Pass Through Trust Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 12.9.         Benefits of Pass Through Trust Agreement. Nothing in this Pass Through Trust Agreement or in the Certificates, express or implied, shall give to any Person, other than the Lessee, the Pass Through Trustee, the Owner Lessors and the Indenture Trustees, and their respective successors, and the Holders of Certificates, any benefit or any legal or equitable right, remedy or claim under this Pass Through Trust Agreement.

            Section 12.10.        Counterparts and Effectiveness of this Pass Through Trust Agreement. This Pass Through Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. This Pass Through Trust Agreement shall not be effective until the execution and delivery of all such counterparts has occurred.

            Section 12.11.        Headings and Table of Contents. The headings of the sections of this Pass Through Trust Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions of this Pass Through Trust Agreement. Section references herein refer to sections within this Pass Through Trust Agreement unless otherwise stated.

            Section 12.12.        Further Assurances.  Each party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Pass Through Trust Agreement and the other Operative Documents.

            Section 12.13.        Statement of Intent.  The Certificateholders intend that, if the Pass Through Trust were ever to be classified as a partnership for Federal income tax purposes, that the Pass Through Trust be excluded from the application of Subchapter K of the Code, in accordance with Treasury Regulation Section 1.761-2(b)(2)(ii).

                                IN WITNESS WHEREOF, the Lessee, the Guarantor and the Pass Through Trustee have caused this Pass Through Trust Agreement to be duly executed and delivered by their respective officers thereunto duly authorized.

FIRSTENERGY GENERATION CORP.,
as Lessee

By:	/s/ Randy Scilla

Name: Randy Scilla
Title: Assistant Treasurer

FIRSTENERGY SOLUTIONS CORP.,
as Guarantor

By:	/s/ Randy Scilla

Name: Randy Scilla
Title: Assistant Treasurer

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Pass Through Trustee

By:	/s/ Biagio S. Impala

Name: Biagio S. Impala
Title: Vice President

Schedule I

Participation Agreements

1.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust A, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Hillbrook Corp., a Delaware corporation, a wholly-owned direct subsidiary of AIG Financial Products Corp., as Owner Participant, (f) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

2.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust B, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Hillbrook Corp., a Delaware corporation, a wholly-owned direct subsidiary of AIG Financial Products Corp., as Owner Participant, (f) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

3.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust C, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Hillbrook Corp., a Delaware corporation, a wholly-owned direct subsidiary of AIG Financial Products Corp., as Owner Participant, (f) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

4.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust D, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Hillbrook Corp., a Delaware corporation, a wholly-owned direct subsidiary of AIG Financial Products Corp., as Owner Participant, (f) The Bank Of New

Sch. I-1

York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

5.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust E, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Hillbrook Corp., a Delaware corporation, a wholly-owned direct subsidiary of AIG Financial Products Corp., as Owner Participant, (f) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

6.	Participation Agreement, dated as of June 26, 2007, among (a) FirstEnergy Generation Corp., an Ohio corporation, as Lessee, (b) FirstEnergy Solutions Corp., an Ohio corporation, as Guarantor, (c) Mansfield 2007 Trust F, a Delaware statutory trust, as Lessor, (d) U.S. Bank Trust National Association, a national banking association, in its individual capacity, (e) Bankers Commercial Corporation (BCC), a California corporation, a wholly-owned direct subsidiary of UnionBancCal Corporation, as Owner Participant, (f) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Indenture Trustee and Indenture Company, and (g) The Bank Of New York Trust Company, N.A., a national banking association organized and existing under the laws of the United States, as Pass-Through Trustee and Pass-Through Trust Company.

A-2

EXHIBIT A

FORM OF CERTIFICATE

[Depository Legend]

                                [ Unless this Certificate is presented by an authorized representative of DTC to the Pass Through Trustee or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co., or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.] *

[Restricted Certificate Legend]

                                [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTION WHICH IS AN “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(l), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “INSTITUTIONAL ACCREDITED INVESTOR”) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT, RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO THE LESSEE OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE PASS THROUGH TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE PASS THROUGH TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE LESSEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE

*	Include if Certificate is issued to Cede & Co., or another authorized representative of DTC.

SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE PASS THROUGH TRUSTEE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE PASS THROUGH TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.]

[Registration Rights Legend]

                                BY ITS ACCEPTANCE OF THE CERTIFICATES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH CERTIFICATES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH CERTIFICATES AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT DATED AS OF [ ], 2007 (THE “REGISTRATION RIGHTS AGREEMENT”) RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF CERTIFICATES EXCHANGEABLE FOR THE CERTIFICATES EVIDENCED HEREBY AND REGISTRATION OF THE CERTIFICATES EVIDENCED HEREBY.

[ERISA Legend]

                                BY ITS ACQUISITION OF ANY CERTIFICATE, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED, ON EACH DAY FROM THE DATE ON WHICH THE HOLDER ACQUIRES THE CERTIFICATE THROUGH AND INCLUDING THE DATE ON WHICH THE HOLDER DISPOSES OF ITS INTEREST IN SUCH CERTIFICATE, EITHER THAT (A) ON EACH DAY FROM THE DATE OF PURCHASE THROUGH THE DATE OF DISPOSITION OF A CERTIFICATE OR ANY INTEREST THEREIN, NO PORTION OF THE ASSETS USED BY IT FOR PURCHASING AND HOLDING A CERTIFICATE OR ANY INTEREST THEREIN CONSTITUTES ASSETS OF A PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY PLAN SUBJECT TO ERISA OR OTHER PLAN, OR A GOVERNMENTAL PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (EACH, A “PLAN”), (B) ALL OR A PORTION OF THE ASSETS USED BY IT FOR PURCHASING OR HOLDING A CERTIFICATE OR ANY INTEREST THEREIN

CONSTITUTE ASSETS OF A PLAN (“PLAN ASSETS”), PROVIDED (I) THE HOLDER IS AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE PLAN ASSETS SOLELY BECAUSE OF INVESTMENTS IN THE HOLDER BY BENEFIT PLAN INVESTORS AND NOT BECAUSE IT IS A PLAN; (II) LESS THAN 25% OF ITS ASSETS ARE PLAN ASSETS; AND (III) THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE OR INTEREST THEREIN DOES NOT CONSTITUTE A TRANSACTION PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (“PROHIBITED TRANSACTION”) OR DOES CONSTITUTE A PROHIBITED TRANSACTION BUT AN EXEMPTION IS AVAILABLE WITH RESPECT TO SUCH TRANSACTION, AND THE CONDITIONS OF SUCH EXEMPTION HAVE AT ALL RELEVANT TIMES BEEN SATISFIED.

Bruce Mansfield Unit 1 2007 Pass Through Trust

6.85% Pass Through Certificate due 2034

CUSIP: 116663 AA3

Final Distribution Date: June 1, 2034

evidencing a fractional undivided interest in a trust, the property of which includes certain notes secured by certain separate property leased to the Bruce Mansfield Unit 1 2007 Pass Through Trust

Certificate No. RA-1	$500,000,000 Fractional Undivided Interest

                                THIS CERTIFIES THAT CEDE & CO. or its registered assigns, for value received, is the registered owner of a $500,000,000 (FIVE HUNDRED MILLION dollars) Fractional Undivided Interest in the Bruce Mansfield Unit 1 2007 Pass Through Trust (the “Pass Through Trust”) created pursuant to a Pass Through Trust Agreement, dated as of June 26, 2007 (the “Agreement”) among FirstEnergy Generation Corp., an Ohio corporation (the “Lessee”), FirstEnergy Solutions Corp., an Ohio corporation (the “Guarantor”), and The Bank of New York Trust Company, N.A., as trustee (the “Pass Through Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as “6.85% Pass Through Certificates due 2034” (herein called the “Certificates”). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Pass Through Trust includes certain Lessor Notes (the “Trust Property”). Each Lessor Note is secured by a security interest in the Undivided Interest subject to the Lease relating to the Indenture under which such Lessor Note was issued and certain other related property described in such Indenture, and liability thereunder is limited to the income and proceeds of such security.

                                Subject to and in accordance with the terms of the Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each June 1 and December 1 (a “Distribution Date”), commencing on December 1, 2007, to the person in whose name this Certificate is registered at the close of business on the day of the month which is fifteen days preceding the Distribution Date, an amount in respect of the Scheduled Payments on the Lessor Notes due on such Distribution Date, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Lessor Notes are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the day of the month which is fifteen days preceding the Special Distribution Date, an amount in respect of such Special Payments on the Lessor Notes, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. The Special Distribution Date shall be determined as provided in the Agreement. If a Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day. The Pass Through Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Holders of the Certificates.

                                Distributions on this Certificate will be made by the Pass Through Trustee (i) if (A) The Depository Trust Company (“DTC”) is the Certificateholder of record of this Certificate, or (B) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $10,000,000, or (C) a Certificateholder holds a Certificate or Certificates in an aggregate amount greater than $1,000,000 and so requests to the Pass Through Trustee, by wire transfer in immediately available funds to an account maintained by such Certificateholder with a bank, or (ii) if none of the above apply, by check mailed to such Certificateholder at the address appearing in the Register, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Pass Through Trustee specified in such notice.

                                This Certificate shall be governed by and construed in accordance with the law of the State of New York.

                                Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                IN WITNESS WHEREOF, the Bruce Mansfield Unit 1 2007 Pass Through Trust has caused this Certificate to be duly executed.

BRUCE MANSFIELD UNIT 1 2007 PASS THROUGH TRUST

By:	THE BANK OF NEW YORK TRUST COMPANY, N.A., as Pass Through Trustee

By:	______________________________________
Name:
Title:

[ Reverse Of Certificate]

                                This Certificate does not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Lessee, the Guarantor, any Owner Lessor, any Owner Participant or the Pass Through Trustee or any affiliate thereof. The Certificates are limited in right of payment, all as more specifically set forth in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have received sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Holder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Holder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Pass Through Trustee, and at such other places, if any, designated by the Pass Through Trustee, by any Certificateholder upon request.

                                The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Lessee and the Guarantor and the rights of the Certificateholders under the Agreement at any time by the Lessee, the Guarantor and the Pass Through Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating a majority in interest of the Fractional Undivided Interests evidenced by all Certificates at the time Outstanding (as determined pursuant to the terms of such Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                                As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, in the Borough of Manhattan, The City of New York, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

                                The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Holder surrendering the same.

                                No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee shall require payment of an amount sufficient to cover any tax or charge payable in connection therewith.

                                The Pass Through Trustee, the Lessee, the Guarantor, the Owner Lessors, the Registrar and any agent of the Pass Through Trustee or the Registrar shall treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Pass Through Trustee, the Lessee, the Guarantor, the Owner Lessors, the Registrar or any such agent shall be affected by any notice to the contrary.

                                The obligations and responsibilities created by the Agreement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

EXHIBIT B

FORM OF PASS THROUGH TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Pass Through Trustee

By:	___________________________________
Name:
Title:

B-1

EXHIBIT C

FORM OF TRANSFER CERTIFICATE

CERTIFICATE

Bruce Mansfield Unit 1 2007 Pass Through Trust

PASS THROUGH CERTIFICATES

                                This is to certify that as of the date hereof with respect to $__________ (__________ dollars) Fractional Undivided Interest of the above-captioned securities presented or surrendered on the date hereof (the “Surrendered Certificates”) for registration of transfer, or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a “transfer”), the undersigned Holder (as defined in the Pass Through Trust Agreement) certifies that the transfer of Surrendered Certificates associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Certificates for the reason checked below:

☐           Transfer to the Lessee or any subsidiary thereof.

☐           Transfer inside the United States to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act.

☐           Transfer pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (if available).

☐           Transfer outside the United States in compliance with Rule 903 or 904 of the Securities Act.

☐           Transfer inside the United States (i) to an Institutional Accredited Investor that has previously furnished to the Pass Through Trustee a signed letter containing certain representations and agreements relating to restrictions on transfer and (ii) by a Holder that has previously furnished to the Lessee and the Pass Through Trustee such certifications, legal opinions or other information requested to confirm that such transfer is in compliance with the Securities Act.

[Name of Holder]

________________

Dated: _____________, _____ 1

1            To be dated the date of presentation or surrender

C-1

EXHIBIT D

FORM OF PURCHASER LETTER FOR

INSTITUTIONAL ACCREDITED INVESTORS

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010

As representatives of the initial purchasers in connection
with the Offering Memorandum referred to below

Ladies and Gentlemen:

                                In connection with our proposed purchase of Pass Through Certificates (the “Certificates”) evidencing a fractional undivided interest in Bruce Mansfield Unit 1 2007 Pass Through Trust (the “Pass Through Trust”), the property of which consists of certain notes secured by, among other things, undivided interests in Unit 1 of the Bruce Mansfield Plant that were sold and leased back by FirstEnergy Generation Corp. (the “Lessee”), we confirm that:

1. We have received a copy of the Offering Memorandum (the “Offering Memorandum”) relating to the Certificates and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the captions “Transfer Restrictions” and “Plan of Distribution” in such Offering Memorandum, and the restrictions on duplication and circulation of such Offering Memorandum.

2. We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Pass Through Trust Agreement (the “Pass Through Trust Agreement”) relating to the Certificates and conditions set forth under “Transfer Restrictions” and “Plan of Distribution” and we agree to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended (the “Securities Act”).

3. We understand that the offer and sale of the Certificates has not been registered under the Securities Act, and that the Certificates may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Certificates within the time period referred to in Rule 144(k) under the Securities Act, we will do so only in accordance with the transfer restrictions set forth in the Pass Through Trust Agreement (A) to the Lessee or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (C) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes to the Pass Through Trustee under the Pass Through Trust Agreement, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Certificates (substantially in the form of this letter) and an opinion of counsel acceptable to the Lessee that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 903 or 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Certificates are restricted as stated herein.

4. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

5. We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.

6. We are not acquiring the Certificates with a view to distribution thereof or with any present intention of offering or selling any Certificates, except as permitted above; provided, that the disposition of our property and property of any accounts for which we are acting as fiduciary will remain at all times within our control.

7. (A) On each day from the date of purchase through the date of disposition of a Certificate or any interest therein, no portion of the assets used by it for purchasing and holding a Certificate or any interest therein constitutes assets of employee benefit plans that are subject to Title I or the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (each, a “Plan”) (“Plan Assets”); or

(B) all or a portion of the assets used by it for purchasing or holding of a Certificate or any interest therein constitute Plan Assets, provided,

(i) the transferee is an entity whose underlying assets are considered to include assets of such Plans, accounts and arrangements solely because its underlying assets include Plan Assets, and not because it is a Plan;

(ii) less than 25% of its assets are Plan Assets; and

(iii) either (x) the acquisition and holding of such Certificate or interest therein does not constitute a transaction that is prohibited by ERISA, the Code or other applicable law; or (y) such acquisition or holding of such Certificate or interest therein constitutes or will constitute a transaction that is prohibited by ERISA, the Code or other applicable law but an exemption is available with respect to such transactions and the conditions of such exemption have at all relevant times been satisfied.

                              You, the Lessee, the Lessee’s parent company, FirstEnergy Solutions Corp., and the Pass Through Trustee of the Pass Through Trust are entitled to rely on this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

By:	____________________________________
Name:
Title:
Date: